RECENT ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2022
Recent Accounting Pronouncements

4. RECENT ACCOUNTING PRONOUNCEMENTS

Application of new and revised accounting standards:

Property, Plant and Equipment — Proceeds before Intended Use (Amendments to IAS 16)

The amendments prohibit deducting from the cost of an item of property, plant and equipment any proceeds from selling items produced while bringing that asset to the location and condition necessary for it to be capable of operating in the manner intended by management. Instead, an entity recognizes the proceeds from selling such items, and the cost of producing those items, in profit or loss. The amendments are applied on or after the first annual reporting period beginning on or after January 1, 2022, with early application permitted. The amendments are applied retrospectively, but only to items of property, plant and equipment that are brought to the location and condition necessary for them to be capable of operating in the manner intended by management on or after the beginning of the earliest period presented in the financial statements in which the Company first applies the amendments. This amendment will impact the Company’s accounting for proceeds from mineral sales prior to reaching commercial production at levels intended by management. The Company adopted the amendments to IAS 16 with no material impact on the financial statements.

Future Changes in Accounting Policies Not Yet Effective as at December 31, 2022:

Certain new accounting standards and interpretations have been published that are not mandatory for the current period and have not been early adopted. These standards are not expected to have a material impact on the Company in the current or future reporting periods.